UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

RALCORP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO		63101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    314-877-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 7.01.	Regulation FD Disclosure.

On July 9, 2012 and at other times thereafter, the slides attached hereto as Exhibit 99.1 and incorporated herein by reference will be presented to various investors by Kevin J. Hunt, President and Chief Executive Officer of Ralcorp Holdings, Inc. (“Ralcorp”) and Scott Monette, Ralcorp’s Corporate Vice President and Chief Financial Officer. A copy of the slides will be available in the investor section of Ralcorp’s website at www.ralcorp.com for 30 days.

Item 9.01.	Financial Statements and Exhibit.

(d)	Exhibits.

Number	Description

99.1	Ralcorp Investor Presentation Slides

The information contained in this Form 8-K including the attached exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: July 9, 2012	By:	/s/ S. Monette
S. Monette
Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Ralcorp Investor Presentation Slides